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                                  Exhibit 10.4

                               SECURITY AGREEMENT

        SECURITY AGREEMENT, dated as of May 17, 2002, between J2 COMMUNICATIONS, a California corporation ("GRANTOR"), and JAMES P. JIMIRRO ("SECURED PARTY").

                              W I T N E S S E T H:

        WHEREAS, Secured Party and Grantor have heretofore entered into that certain 2002 Employment Agreement, dated as of May 17, 2002 (as amended, restated, supplemented or otherwise modified, the "EMPLOYMENT AGREEMENT"), that certain Indemnity Agreement contemplated thereby, dated as of May 17, 2002 (the "INDEMNITY AGREEMENT"); and that certain Jimirro Registration Rights Agreement dated as of May 17, 2002 (the "REGISTRATION RIGHTS AGREEMENT"); and

        WHEREAS, in order to induce Secured Party to enter into the Employment Agreement, and to provide services to the Grantor thereunder, Grantor has agreed to grant to Secured Party a perfected first priority continuing Lien in the Collateral (as hereinafter defined) securing all of the Obligations (as hereinafter defined).

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in Annex A attached hereto. All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

        2. GRANT OF LIEN.

                (a) To secure the prompt and complete payment, performance and observance of all of the Obligations, Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party a Lien upon all of Grantor's right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "COLLATERAL"), including:

                      (i) all Accounts;

                      (ii) all Chattel Paper;

                      (iii) all Documents;


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                      (iv) all General Intangibles (including all Products,
               Contracts, Intellectual Property, and payment intangibles);

                      (v) all Goods (including Inventory, Equipment and
               Fixtures);

                      (vi) all Instruments;

                      (vii) all Investment Property;

                      (viii) all Deposit Accounts and all other bank accounts
               and all deposits therein;

                      (ix) all money, cash or cash equivalents of Grantor;

                      (x) all Supporting Obligations and Letter-of-Credit Rights
               of Grantor; and

                      (xi) to the extent not otherwise included, all Proceeds,
               tort claims insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.


               (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Secured Party as aforesaid, Grantor hereby grants to Secured Party a right of set-off against the property of Grantor held by Secured Party, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Secured Party, for any purpose, including safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power.

        3. SECURED PARTY'S RIGHTS; LIMITATIONS ON SECURED
PARTY'S OBLIGATIONS.

               (a) It is expressly agreed by Grantor that, anything herein to the contrary notwithstanding, Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Secured Party shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Secured Party of any payment relating to any Contract or License pursuant hereto. Secured Party shall not be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.


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               (b) Secured Party may at any time after an Event of Default involving nonpayment of money owed to Secured Party by the Grantor has occurred and be continuing, without prior notice to Grantor, notify Account Debtors and other Persons obligated on the Collateral that Secured Party has a security interest therein, and that payments shall be made directly to Secured Party. Upon the request of Secured Party, Grantor shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, Grantor shall not give any contrary instructions to such Account Debtor or other Person without Secured Party's prior written consent.

               (c) Secured Party may at any time after an Event of Default has occurred and be continuing, in Secured Party's own name, in the name of a nominee of Secured Party or in the name of Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to Secured Party's satisfaction, the existence, amount, terms of, and any other matter relating to, any Product, Accounts, General Intangibles (including all Products, Contracts, Intellectual Property, and payment intangibles), Instruments or Chattel Paper.

        4. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants that:

               (a) Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Encumbrances.

               (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by Grantor in favor of Secured Party pursuant to this Security Agreement, and (ii) in connection with any other Permitted Encumbrances.

               (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, a perfected Lien in favor of Secured Party on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Secured Party as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from Grantor (other than purchasers and lessees of Inventory in the ordinary course of business). All action by Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

                (d) Schedule II hereto lists all Instruments, Letter-of-Credit Rights and Chattel Paper of Grantor. All action by Grantor necessary or desirable to protect


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        and perfect the Lien of Secured Party on each item set forth on Schedule
        II (including the delivery of all originals thereof to Secured Party and the legending of all Chattel Paper as required by Section 5(b) hereof) has been duly taken. The Lien of Secured Party on the Collateral listed on Schedule II hereto is prior to all other Liens, except Permitted Encumbrances that would be prior to the Liens in favor of Secured Party as a matter of law, and is enforceable as such against any and all creditors of and purchasers from Grantor.

               (e) Grantor's name as it appears in official filings in the state of its incorporation, the type of entity of Grantor, organizational identification number issued by Grantor's state of incorporation or a statement that no such number has been issued, Grantor's state of incorporation, the location of Grantor's chief executive office, principal place of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth on Schedule III hereto.

               (f) With respect to any Inventory of Grantor, (i) no Inventory is now, or shall at any time or times hereafter be stored at any location other than as set forth on Schedule III hereto without Secured Party's prior consent, and if Secured Party gives such consent, Grantor will concurrently therewith obtain bailee, landlord or mortgagee agreements, in each case, satisfactory to Secured Party in its sole discretion, (ii) Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Secured Party and except for Permitted Encumbrances, (iii) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party as a precondition of such sale or other disposition, and (iv) the completion of manufacture, sale or other disposition of such Inventory by Secured Party following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which Grantor is a party or to which such property is subject.

               (g) Upon the filing of the Notice of Security Interest in Patents and Trademarks and the Notice of Security Interest in Copyrights with the United State Patent and Trademark Office and the United States Copyright Office, as applicable, the Liens granted hereunder with respect to the Grantor's interest in its Intellectual Property are enforceable as such as against any and all creditors of and purchasers from Grantor.

                (h) Grantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of California;
        (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (iii) has the requisite power and authority and the legal right to own,


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        pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease and to conduct its business as now, heretofore and proposed to be conducted; (iv) has all material licenses, permits, consents or approvals from or by, and has made all material filings with, and has given all material notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; and (v) is in compliance with its charter, bylaws, and all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a material adverse effect upon Grantor.

               (i) The execution, delivery and performance by Grantor of this Security Agreement, the Notice of Security Interest in Patents and Trademarks, and the Notice of Security Interest in Copyrights and the creation of all Liens provided for herein or therein: (i) are within Grantor's power; (ii) have been duly authorized by all necessary corporate action; (iii) do not contravene any provision of Grantor's charter or bylaws; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Secured Party pursuant to this Security Agreement; and (vii) do not require the consent or approval of any Governmental Authority or any other Person except to the extent any such consent was obtained prior to the date hereof.

        This Security Agreement, the Notice of Security Interest in Patents and Trademarks and the Notice of Security Interest in Copyrights executed contemporaneously herewith have been duly executed and delivered by Grantor. This Security Agreement, each Notice of Security Interest in Patents and Trademarks, and each Notice of Security Interest in Copyrights executed contemporaneously herewith shall constitute a legal, valid and binding obligation of Grantor enforceable against it in accordance with its terms.

               (j) Grantor is Solvent. No transfer of property is being made by Grantor and no obligation is being incurred by Grantor in connection with the transactions contemplated by the Employment Agreement, the Indemnity Agreement, the Registration Rights Agreement and this Security Agreement with the intent to hinder, delay, or defraud either present or future creditors of Grantor.

        5. COVENANTS. Grantor covenants and agrees with Secured Party that from and after the date of this Security Agreement and until the Termination Date:

               (a)FURTHER ASSURANCES; PLEDGE OF INSTRUMENTS; CHATTEL PAPER.


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                      (i) At any time and from time to time, upon the written
               request of Secured Party and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Secured Party may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Secured Party of any License or Contract held by Grantor and to enforce the security interests granted hereunder, and (B) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder.

                      (ii) Unless Secured Party shall otherwise consent in
               writing (which consent may be revoked), Grantor shall deliver to Secured Party all Collateral consisting of negotiable Documents, certificated securities, Chattel Paper and Instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after Grantor receives the same.

                      (iii) Grantor shall obtain or use its best efforts to
               obtain waivers or subordinations of Liens from landlords and mortgagees, and Grantor shall in all instances obtain signed acknowledgements of Secured Party's Liens from bailees having possession of Grantor's Goods that they hold for the benefit of Secured Party.

                      (iv) If requested by Secured Party, Grantor shall obtain
               authenticated Control Letters from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for Grantor.

                      (v) If Grantor is or becomes the beneficiary of a letter
               of credit Grantor shall promptly, and in any event within two (2) Business Days after becoming a beneficiary, notify Secured Party thereof and, if requested by Secured Party, enter into a tri-party agreement with Secured Party and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Secured Party and directing all payments thereunder upon and during the continuance of a Default or Event of Default to be made to an account identified by Secured Party, all in form and substance reasonably satisfactory to Secured Party.

                      (vi) Grantor shall take all steps necessary to grant the
               Secured Party control of all electronic chattel paper in accordance with the Code and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.


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                      (vii) Grantor hereby irrevocably authorizes the Secured
               Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Grantor agrees to furnish any such information to the Secured Party promptly upon request. Grantor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

                      (viii) Grantor shall as soon as commercially practicable
               after the same is acquired by it, notify Secured Party of any commercial tort claim (as defined in the Code) acquired by it and unless otherwise consented by Secured Party, Grantor shall enter into a supplement to this Security Agreement, granting to Secured Party a Lien in such commercial tort claim.

                      (ix) Grantor shall as soon as commercially practicable
               after forming or investing in any Wholly-Owned Subsidiary, or any Subsidiary in which any Affiliate owns any Equity Security, cause such Subsidiary to grant to Secured Party a first priority lien in all assets of such Subsidiary pursuant to a security agreement in substantially the same form as this Agreement. Grantor shall be under no obligation to cause any such Subsidiary to grant any lien in its assets so long as the sole owners of Equity Securities of such Subsidiary consist of Grantor and Persons who are not Affiliates; provided, however, that if an Affiliate after the formation of any such Subsidiary becomes an owner of any Equity Security in such Subsidiary, then Grantor shall as soon as commercially practicable thereafter cause such Subsidiary to grant to Secured Party a first priority lien in all assets of such Subsidiary pursuant to a security agreement in substantially the same form as this Agreement. Grantor will on demand pay any reasonable attorneys fees incurred by Secured Party relating to or in connection with the granting of a lien to Secured Party by any Subsidiary pursuant to this Section 5(a)(ix).


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                (b) MAINTENANCE OF RECORDS. Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. If Grantor retains possession of any Chattel Paper or Instruments with Secured Party's consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of James P. Jimirro, as Secured Party."

                (c) COVENANTS REGARDING PATENT, TRADEMARK AND COPYRIGHT COLLATERAL.

                      (i) Grantor shall notify Secured Party immediately if it
               knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) is or may become abandoned, finally refused or expired or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and exclusively maintain the same.

                      (ii) In no event shall Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Secured Party prior written notice thereof, and, upon request of Secured Party, Grantor shall execute and deliver any and all applicable Notices of Security Interests in Patents and Trademarks and Notices of Security Interests in Copyrights as Secured Party may request to evidence Secured Party's Lien on such Patent, Trademark or Copyright, and the General Intangibles of Grantor relating thereto or represented thereby.

                      (iii) Grantor shall take all actions necessary or
               requested by Secured Party to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of continued use, affidavits of incontestability and opposition and interference and cancellation proceedings, unless Grantor reasonably shall determine that such Patent, Trademark or Copyright is not material to the conduct of its business.


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                      (iv) In the event that any of the Patent, Trademark or
               Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, Grantor shall comply with Section 5(a)(viii) of this Security Agreement. Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Secured Party shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

                      (v) Concurrently herewith, Grantor shall deliver to
               Secured Party (A) a written notice in the form of Exhibit 5(c)(v)(A) (a "Notice of Security Interest in Patents and Trademarks") in respect of all Patents and Trademarks in which such Grantor has an interest (including by way of an exclusive license), for filing with the United States Patent and Trademark Office, (B) a written notice in the form of Exhibit 5(c)(v)(B) (a "Notice of Security Interest in Copyrights") in respect of all Copyrights in which such Grantor has an interest (including by way of an exclusive license), for filing with the United States Copyright Office, and (C) all other supplemental documentation necessary to perfect the security interest granted hereby with respect to all Intellectual Property for filing in the appropriate governmental office, including any foreign office in which any such Intellectual Property may be registered or otherwise on file, in each case, duly completed and executed.

               (d) Indemnification. In any suit, proceeding or action brought by Secured Party relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, Grantor will save, indemnify and keep Secured Party harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Grantor, except in the case of Secured Party, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Secured Party as finally determined by a court of competent jurisdiction. All such obligations of Grantor shall be and remain enforceable against and only against Grantor and shall not be enforceable against Secured Party.

               (e) Compliance with Terms of Accounts, etc. In all material respects, Grantor will perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.


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                (f) Limitation on Liens on Collateral. Grantor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances and Permitted Junior Liens, and will defend the right, title and interest of Secured Party in and to any of Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

                (g) Limitations on Disposition. Grantor will not sell, lease, license, transfer or otherwise dispose of any of the Collateral (including without limitation any such transfer or disposition by way of capital or equity contribution to another Person), or attempt or contract to do so except for (i) sales, exchanges, trade-ins or other dispositions of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of business, (ii) sales of Inventory to buyers in the ordinary course of business, and (iii) licenses by Grantor of Patents, Trademarks, Copyrights, and other intellectual property rights in the ordinary course of business, and not in a transaction or as part of a series of related transactions whereby substantially all of the Grantor's assets are transferred to one or more Persons, to (x) a Person that is not an Affiliate or (y) if such transaction has been approved in advance by Grantor's board of directors, a Person that is a Subsidiary; provided, that a license shall be deemed to be not in the ordinary course of business for purposes of this subsection if it is an exclusive license, unless either (I) such license has been approved in advance by Grantor's board of directors, or (II) such license relates only to a single product. The rights of the transferee or licensee with respect to any transfer or license as authorized in this subsection will be free and clear of the security interest of Secured Party hereunder; provided, however, that such security interest shall in the event of any such transfer or license continue to attach to all rights of Grantor pursuant to such transfer or license and the proceeds of such transfer or license as provided elsewhere herein.

                (h) Further Identification of Collateral. Grantor will, if so requested by Secured Party, furnish to Secured Party, as often as Secured Party requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in such detail as Secured Party may specify.

                (i) Notices. Grantor will advise Secured Party promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                (j) No Reincorporation; No Non-Ordinary Course Transactions. Grantor shall not reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated as of the date hereof without the


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        prior written consent of Secured Party, except for the reincorporation of the Grantor in Delaware which is currently contemplated by Grantor. Grantor shall not consummate or commit to consummate any nonordinary course transaction.

                (k) Terminations; Amendments Not Authorized. Other than the filing of financing statements in connection with the perfection of Permitted Encumbrances or a Permitted Junior Lien, Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Secured Party and agrees that it will not do so without the prior written consent of Secured Party, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

                (l) Limitation on Dividends and other Distributions. Grantor shall not declare or pay any dividend, repurchase or redeem any shares of capital stock, or make any other "distribution to its shareholders" (as such term is defined in Section 166 of the California Corporations
        Code) without the prior written consent of Secured Party.

        6. SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT. Contemporaneously herewith, Grantor shall execute and deliver to Secured Party a power of attorney (the "POWER OF ATTORNEY") substantially in the form attached hereto as Exhibit
A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Secured Party under the Power of Attorney are solely to protect Secured Party's interests in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party agrees that
(a) except for the powers granted in clause (h) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Secured Party shall account for any monies received by Secured Party in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney, provided that Secured Party shall have no duty as to any Collateral, and Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NONE OF SECURED PARTY OR HIS AFFILIATES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

        7. REMEDIES; RIGHTS UPON DEFAULT.

                (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Employment Agreement (including without limitation the Severance Note), the Indemnity Agreement, the Registration Rights Agreement and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Secured Party may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving Grantor or any other Person notice and opportunity for a hearing on Secured Party's claim or action, and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Secured Party shall have the right to conduct such sales on Grantor's premises or elsewhere and shall have the right to use Grantor's premises without charge for such time or times as Secured Party deems necessary or advisable.

                If any Event of Default shall have occurred and be continuing, Grantor further agrees, at Secured Party's request, to assemble the Collateral and make it available to Secured Party at a place or places designated by Secured Party which are reasonably convenient to Secured Party and Grantor, whether at Grantor's premises or elsewhere. Until Secured Party is able to effect a sale, lease, license or other disposition of Collateral, Secured Party shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Secured Party. Secured Party shall have no obligation to Grantor to maintain or preserve the rights of Grantor as against third parties with respect to Collateral while Collateral is in the possession of Secured Party. Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Secured Party's remedies with respect to such appointment without prior notice or hearing as to such appointment. Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as Secured Party shall determine in his sole discretion, and only after so paying over such net proceeds, and after the payment by Secured Party of any other amount required by any provision of law, need Secured Party account for the surplus, if any, to

        Grantor. To the maximum extent permitted by applicable law, Grantor waives all claims, damages, and demands against Secured Party arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Secured Party as finally determined by a court of competent jurisdiction. Grantor agrees that ten (10) days prior notice by Secured Party of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees and other expenses incurred by Secured Party to collect such deficiency.

                (b) Except as otherwise specifically provided herein, Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

                (c) To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, Grantor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (i) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature,
        (vi) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, or (xi) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. Grantor acknowledges that the purpose of this Section 7(c) is to provide non-exhaustive indications of what actions or omissions by the Secured Party would not be commercially unreasonable in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7(c). Without limitation upon the foregoing, nothing contained in this Section 7(c) shall be construed to grant any rights to Grantor or to impose any duties on Secured Party that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7(c).

                (d) Secured Party shall not be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Secured Party shall not be required to marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder shall be cumulative. To the extent it may lawfully do so, Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Secured Party, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

        8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling Secured Party to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Secured Party shall be lawfully entitled to exercise such rights and remedies, Grantor hereby grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

        9. LIMITATION ON SECURED PARTY'S DUTY IN RESPECT OF COLLATERAL. Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Secured Party shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

        10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given (a) if to Grantor, to Grantor's address set forth below its name on the signature page hereof, (b) if to Secured Party, to Secured Party's address set forth below its name on the signature page hereof and (c) if to the Designated Officer, to 111 Monument Circle, Suite 3680, Indianapolis, Indiana 46204, with a copy to David B. Millard, Leagre Chandler & Millard LLP, 1400 First Indiana Plaza, 135 North Pennsylvania Street, Indianapolis, Indiana 46204-2415, or to such other address as either party or the Designated Officer may furnish to the others in writing, making specific reference to this Section 11.

        12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement sets forth the complete understanding and agreement of Secured Party and Grantor with respect to the matters referred to herein.

        13. NO WAIVER; CUMULATIVE REMEDIES. Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Secured Party and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Secured Party and Grantor.

        14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

        15. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10 hereof, this Security Agreement shall terminate upon the Termination Date.

        16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor (including any debtor-in-possession on behalf of Grantor) and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Secured Party hereunder. Grantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement and any unconsented transfer shall be void ab initio.

        17. COUNTERPARTS. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Security Agreement may be authenticated by manual signature, facsimile, or if approved in writing by Secured Party, electronic means, all of which shall be equally valid.

        18. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTOR AND SECURED PARTY PERTAINING TO THIS SECURITY AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, PROVIDED, THAT SECURED

PARTY AND GRANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF LOS ANGELES COUNTY, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SECURED PARTY. GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GRANTOR AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGES HERETO AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

        19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN SECURED PARTY AND GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

        20. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

        21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

        22. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

        23. INTEGRATION. This Security Agreement, together with the Employment Agreement, the Indemnity Agreement and the Registration Rights Agreement and the other agreements, documents, and instruments executed in connection with the foregoing, reflect the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                            [Signature page follows]

        IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                            J2 COMMUNICATIONS

                                            By:  _______________________________
                                            Name: ______________________________
                                            Title:  ____________________________

                                            10850 Wilshire Boulevard, Suite 1000
                                            Los Angeles, California 90024
                                            Attention:  ________________________
                                            Facsimile No.:  ____________________
Acknowledged:



----------------------------
Bruce P. Vann, Acting Secretary
JAMES P. JIMIRRO
10787 Wilshire Boulevard
Apartment 1702
Los Angeles, California 90024

                                     ANNEX A
                                       TO
                               SECURITY AGREEMENT
                                   DEFINITIONS

        Capitalized terms used in the Security Agreement shall have the following respective meanings, and all references to Sections, Exhibits, Schedules or Annexes in the following definitions shall refer to Sections, Exhibits, Schedules or Annexes of or to the Security Agreement:

"Account Debtor" means any Person who is or may become obligated to Grantor under, with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a payment intangible).

"Accounts" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by Grantor, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments), (including any such obligations that may be characterized as an account or contract right under the
Code), (b) all of Grantor's rights in, to and under all purchase orders or receipts for goods or services, (c) all of Grantor's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to Grantor for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by Grantor or in connection with any other transaction (whether or not yet earned by performance on the part of Grantor), (e) all health care insurance receivables and (f) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

"Affiliate" means (a) any Purchaser (as such term is defined in the Voting Agreement); (b) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with Grantor or any Purchaser (as such term is defined in the Voting Agreement), (c) any employee or director of Grantor or any Person specified in clauses (a) or (b), (d) any member of the immediate family (as that term is defined in Item 404(a) of Regulation SK promulgated by the Securities and Exchange Commission) of any Person specified in clauses (a), (b) or (c), (e) a Person in which one or more Persons described in (a), (b), (c) or (d) have a direct or or indirect beneficial interest (except an interest not exceeding 5% of a Person whose shares are publicly traded) and (f) any associate (as such term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended) of any Person specified in clauses (a), (b), (c), (d) or (e). For the purposes of this definition, "control," when used with respect to any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Bankruptcy Code" means the provisions of Title 11 of the United States Code, 11 U.S.C. Sections 101 et seq. "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of California.

"Charges" means all federal, state, county, city, municipal, local, foreign or other governmental taxes, levies, assessments, charges, liens, claims or encumbrances upon or relating to (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of Grantor, (d) Grantor's ownership or use of any properties or other assets, or (e) any other aspect of Grantor's business.

"Chattel Paper" means any "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by Grantor.

"Code" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Secured Party's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

"Collateral" has the meaning ascribed to it in Section 2(a).

"Contracts" means all "contracts," as such term is defined in the Code, now owned or hereafter acquired by Grantor, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Grantor may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Product.

"Control Letter" means a letter agreement between Secured Party and (i) the issuer of uncertificated securities with respect to uncertificated securities in the name of Grantor, (ii) a securities intermediary with respect to securities, whether certificated or uncertificated, securities entitlements and other financial assets held in a securities account in the name of Grantor, (iii) a futures commission merchant or clearing house, as applicable, with respect to commodity accounts and commodity contracts held by Grantor, whereby, among other things, the issuer, securities intermediary or futures commission merchant disclaims any security interest in the applicable financial assets, acknowledges the Lien of Secured Party on such financial assets, and agrees to follow the instructions or entitlement orders of Secured Party without further consent by Grantor.

"Copyright License" means any and all rights now owned or hereafter acquired by Grantor under any written agreement granting any right to use any Copyright or Copyright registration.

"Copyrights" means all of the following now owned or hereafter adopted or acquired by Grantor: (a) all copyrights, all Product, and General Intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

"Default" means any event that, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

"Deposit Accounts" means all "deposit accounts" as such term is defined in the Code, nor or hereafter held in the name of Grantor.

"Designated Breach" shall mean any breach by the Grantor of Sections 6 or 9(h) of the Employment Agreement, any breach by the Grantor of Sections 5(a)(ii), 5(a)(v), 5(a)(viii), 5(c)(i), 5(c)(ii), 5(f), 5(g), 5(i), 5(j), 5(k), or 16 of
this Agreement, any breach by the Grantor of Section 11 of the Indemnity Agreement, and any breach by the Grantor of Sections 3.1 or 9.5 of the Registration Rights Agreement.

"Designated Officer" shall mean the following: (a) at any time that Timothy S. Durham is an officer or director of Grantor, Timothy S. Durham or any other party designated as the "Designated Officer" in writing by Timothy S. Durham to Secured Party at Secured Party's address for notices pursuant to Section 11 hereof, and (b) at any time that Timothy S. Durham is not an officer or director of Grantor, any party designated as the "Designated Officer" in writing by Grantor to Secured Party pursuant to Section 11 hereof (provided, however, that such party shall be one of the Series B Directors (as such term is defined in the Voting Agreement) other than Daniel S. Laikin.

"Documents" means all "documents," as such term is defined in the Code, now owned or hereafter acquired by Grantor, wherever located.

"Dollars" or "$" means lawful currency of the United States of America.

"Employment Agreement" has the meaning set forth in the Recitals hereto.

"Equipment" means all "equipment," as such term is defined in the Code, now owned or hereafter acquired by Grantor, wherever located and, in any event, including all Grantor's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

"Equity Security" means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, limited liability company interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any stock or security that is directly or indirectly convertible into, exercisable for, or exchangeable for any of the securities described in clauses (a), (b), (c), (d) and (e) above, including without limitation any option, warrant or exchangeable debt security.

"Event of Default" means (a) the failure by Grantor to pay any amounts when due to Secured Party under the Employment Agreement, the Indemnity Agreement or the Registration Rights Agreement, which failure continues for a period of ten (10) days after written notice of such failure is given by Secured Party to the Designated Officer at the Designated Officer's address for notices pursuant to
Section 11 hereof; (b) any Event of Default (as defined therein) under the Severance Note, (c) any material breach of any obligation of Grantor to Executive pursuant to this Agreement, the Employment Agreement, the Indemnity Agreement, or the Registration Rights Agreement not constituting a payment obligation (other than any such breach occurring while Secured Party is employed as the President of Grantor in which such breach Secured Party directly participated or which was approved (A) in writing by Secured Party as an officer or director of Grantor in the case of any Event of Default Designated Breach,
(B) by Secured Party as an officer or director of Grantor in the case of any such breach not constituting an Event of Default Designated Breach or (C) by Secured Party's vote in favor of such breach at a meeting of Grantor's Board of Directors (which such vote is reflected in the approved minutes of the meeting), which (I) in the case of any Designated Breach, continues for a period of ten
(10) days after the earlier of (X) the date upon which the Designated Officer had actual knowledge of such breach or (Y) the date upon which Executive gives written notice of such breach to the Designated Officer at the Designated Officer's address pursuant to Section 11 hereof and (II) in the case of any such breach other than a Designated Breach, continues for a period of 10 days after the date upon which Executive gives written notice of such breach to the Designated Officer of the Company at the Designated Officer's address pursuant to Section 11 hereof; or (d) the bankruptcy, insolvency, or liquidation of Grantor.

"Event of Default Designated Breach" means any breach by Grantor of Sections 6 or 9(h) of the Employment Agreement, any breach by the Grantor of Sections 5(a)(ii) (as it relates to a pledge of Grantor's equity interests with respect to any Subsidiary), 5(a)(ix), 5(f), 5(g), 5(i), 5(j), 5(k), 5(l) or 16 of this
Agreement, any breach by Grantor of any obligation of Grantor to Executive pursuant to the Registration Rights Agreement not constituting a payment obligation, and any breach by Grantor of any obligation of Grantor to Executive pursuant to the Indemnity Agreement not constituting a payment obligation.

"Fixtures" means all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by Grantor.

"GAAP" means generally accepted accounting principles in the United States of America consistently applied.

"General Intangibles" means all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by Grantor, including all right, title and interest that Grantor may now or hereafter have in or under any Contract, all payment intangibles, customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property (including any collateral, allied, subsidiary or merchandising rights appurtenant or related to any Product or rights to distribute, sell, rent, license the exhibition of, and otherwise exploit and turn to account any Product), interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of Grantor or any computer bureau or service company from time to time acting for Grantor.

"Goods" means all "goods" as defined in the Code, now owned or hereafter acquired by Grantor, wherever located, including embedded software to the extent included in "goods" as defined in the Code.

"Indemnified Proceeding" means any litigation, arbitration or other case or proceeding pursuant to which Secured Party has or potentially could have a right to contribution or indemnity from the Company pursuant to the Registration Rights Agreement or the Indemnity Agreement.

"Indemnity Agreement" has the meaning set forth in the Recitals hereto.

"Instruments" means all "instruments," as such term is defined in the Code, now owned or hereafter acquired by Grantor, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

"Intellectual Property" means any and all Licenses, Patents, Copyrights, Trademarks, and the goodwill associated with such Trademarks.

"Inventory" means all "inventory," as such term is defined in the Code, now owned or hereafter acquired by Grantor, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of Grantor for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in Grantor's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

"Investment Property" means all "investment property" as such term is defined in the Code now owned or hereafter acquired by Grantor, wherever located, including
(i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of Grantor, including the rights of Grantor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts of Grantor; (iv) all commodity contracts of Grantor; and (v) all commodity accounts held by Grantor.

"Letter-of-Credit Rights" means "letter-of-credit rights" as such term is defined in the Code, now owned or hereafter acquired by Grantor, including rights to payment or performance under a letter of credit, whether or not Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.

"License" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by Grantor.

"Lien" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

"Notice of Security Interest in Copyrights" and "Notice of Security Interest in Patents and Trademarks" are each defined in Section 5(c)(v).

"Obligations" means all loans, advances, debts, liabilities and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by Grantor to Secured Party, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Employment Agreement (including without limitation the Severance Note), the Indemnity Agreement, the Registration Rights Agreement, this Security Agreement or any other agreement executed in connection with the foregoing (except the Absolute Assignment relating to National Lampoon's Van Wilder). This term includes all principal, interest (including all interest that accrues after the commencement of any case or proceeding by or against Grantor in bankruptcy, whether or not allowed in such case or proceeding), Charges, expenses, attorneys' fees and any other sum chargeable to Grantor under the Employment Agreement (including without limitation the Severance Note), the Indemnity Agreement, the Registration Rights Agreement, this Security Agreement or any other agreement heretofore or hereafter executed by Grantor in favor of Secured Party (except the Absolute Assignment relating to National Lampoon's Van Wilder).

"Patent License" means rights under any written agreement now owned or hereafter acquired by Grantor granting any right with respect to any invention on which a Patent is in existence.

"Patents" means all of the following in which Grantor now holds or hereafter acquires any interest: (a) all letters patent of the United States or of any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or of any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State, or any other country, and (b) all reissues, continuations, continuations-in-part or extensions thereof.

"Permitted Encumbrances" means the following encumbrances: (a) Liens for taxes or assessments or other governmental Charges not yet due and payable or which are being contested in good faith by Grantor; (b) pledges or deposits of money securing statutory obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) pledges or deposits of money securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which Grantor is a party as lessee made in the ordinary course of business; (d) inchoate and unperfected guild, workers', mechanics' or similar liens arising in the ordinary course of business; (e) carriers', warehousemen's, suppliers' or other similar possessory liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $25,000 at any time, so long as such Liens attach only to Inventory; (f) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which Grantor is a party; and (g) presently existing or hereafter created Liens in favor of Secured Party.

"Permitted Junior Lien" means a lien or encumbrance on the Collateral (a) that is in all respects junior in priority to the Liens granted to Secured Party pursuant hereto and (b) that is granted to a financial institution as part of a financing transaction in which the Grantor incurs funded indebtedness.

"Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

"Proceeds" means "proceeds," as such term is defined in the Code, including (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), (c) any claim of Grantor against third parties (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Copyright, Copyright License, Trademark or Trademark License, or for injury to the goodwill associated with any Trademark or Trademark License, (d) any recoveries by Grantor against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral, (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock, and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

"Product" means, without limitation, the cinematographic film photoplay and sound records thereof, as well as trailers and clips thereof, produced by means of any photographic, electronic, mechanical or other processes or devises now or hereafter known, invented, used or contemplated, by which photographs, films, drawings, images or other visual reproductions or representations are or may be printed, imprinted, recorded or otherwise preserved on film, tape or any other material of any description (whether translucent or not) for later projection, exhibition or transmission by any means or media now known or hereafter devised, in such manner that the same are or appear to be in motion or in sequence on a screen, mirror, tube or other medium or device, whether or not accompanied by sound record, relating to assets owned by Grantor.

"Registration Rights Agreement" has the meaning set forth in the Recitals hereto.

"Security Agreement" means the Security Agreement of even date herewith by and between Grantor and Secured Party, as the same may be amended, supplemented, restated or otherwise modified from time to time.

"Severance Note" means the Promissory Note issued or to be issued to Secured Party pursuant to the terms of the Employment Agreement, in substantially the form attached thereto as Exhibit A.

"Software" means all "software" as such term is defined in the Code, now owned or hereafter acquired by Grantor, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

"Solvent" means, with respect to any Person on a particular date, that on such date (a) at fair valuations, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair salable value of the properties and assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that reasonably can be expected to become an actual or matured liability.

"Stock" means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

"Subsidiary" means any Person of which equity securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is owned or controlled, directly or indirectly, by Grantor, one or more Subsidiaries of Grantor, or any combination thereof.

"Supporting Obligations" means all "supporting obligations" as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

"Termination Date" means (i) the date on which all Obligations for the payment of money of Grantor to Secured Party under the Employment Agreement (including without limitation any such obligations under the Severance Note) have been paid in full in cash, if as of such date no Indemnified Proceeding is pending and
(ii) if as of the date on which all Obligations for the payment of money of Grantor to Secured Party under the Employment Agreement (including without limitation any such obligations under the Severance Note) have been paid in full in cash, there is any Indemnified Proceeding pending, then upon the date on which all Obligations for the payment of money of Grantor to Secured Party with respect to such Indemnified Proceeding have been indefeasibly paid in full in cash.

"Trademark License" means rights under any written agreement now owned or hereafter acquired by Grantor granting any right to use any Trademark.

"Trademarks" means all of the following now owned or hereafter existing or adopted or acquired by Grantor: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

"Voting Agreement" means the Voting Agreement dated as of May 17, 2002 among Secured Party and certain other shareholders of Grantor.

"Wholly-Owned Subsidiary" means any Subsidiary of which one hundred percent (100%) of the voting stock, membership interests, or other equity interests having ordinary voting power to elect directors or other persons performing similar functions is owned or controlled, directly or indirectly, by Grantor or one ore more Wholly-Owned Subsidiaries of Grantor.

        All undefined terms contained herein shall, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein; in the event that any term is defined differently in different Articles of the Code, the definition contained in Article 9 shall control. Unless otherwise specified, references in the Security Agreement to a Section, subsection section or clause refer to such Section, subsection section or clause as contained in the Security Agreement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to the Security Agreement as a whole, including all Annexes, Exhibits and Schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection section or clause contained in the Security Agreement or any such Annex, Exhibit or Schedule.

        Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; the word "or" is not exclusive; references to Persons include their respective successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Whenever any provision in this Security Agreement refers to the knowledge (or an analogous phrase) of Grantor, such words are intended to signify that Grantor has actual knowledge or awareness of a particular fact or circumstance or that Grantor, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance.

                                   SCHEDULE I
                                       TO
                               SECURITY AGREEMENT
                              FILING JURISDICTIONS

                               State of California

                                   SCHEDULE II
                                       TO
                               SECURITY AGREEMENT
             INSTRUMENTS, CHATTEL PAPER, AND LETTER-OF-CREDIT RIGHTS

[None]

                                  SCHEDULE III
                                       TO
                               SECURITY AGREEMENT
                SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL AND
                          RECORDS CONCERNING COLLATERAL

I.      Grantor's official name: J2 Communications

II. Type of entity (e.g., corporation, partnership, business trust, limited partnership, limited liability company): Corporation

III. Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 1367583

IV.     State or Incorporation of Grantor: California

V.      Chief Executive Office and principal place of business of Grantor:

               10850 Wilshire Boulevard, Suite 1000
               Los Angeles, California 90024

VI.     Corporate Offices of Grantor:

               10850 Wilshire Boulevard, Suite 1000
               Los Angeles, California 90024

VII.    Warehouses: None

VIII.   Other Premises at which Collateral is Stored or Located: None

IX.     Locations of Records Concerning Collateral:

               10850 Wilshire Boulevard, Suite 1000
               Los Angeles, California 90024

                                    EXHIBIT A
                                POWER OF ATTORNEY

        This Power of Attorney is executed and delivered by J2 Communications ("Grantor") to James P. Jimirro (hereinafter referred to as "Attorney"), as Secured Party, under a Security Agreement, dated as of __________ __, 2002, and other related documents (the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney's written consent.

        Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Security Agreement and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquaintances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property;
(d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor's property; (f) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and
(5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without Grantor's signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as Secured Party may deem appropriate and to execute in Grantor's name such financing statements and amendments thereto and continuation statements which may require the Grantor's signature; and (i) execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this _____ day of __________, 2002.

                                            GRANTOR:

                                            J2 COMMUNICATIONS

                                            By: ________________________________
                                            Name: ______________________________
                                            Title:  ____________________________

                            NOTARY PUBLIC CERTIFICATE

On this _____ day of _______________, 2002, ____________________ who is
personally known to me appeared before me in his/her capacity as the ____________________ of J2 Communications ("Grantor") and executed on behalf of Grantor the Power of Attorney in favor of James P. Jimirro to which this Certificate is attached.


                                                   -----------------------------
                                                   Notary Public

                                                              EXHIBIT 5(c)(v)(A)
                                     FORM OF
                     NOTICE OF SECURITY INTEREST IN PATENTS
                                 AND TRADEMARKS

        NOTICE IS HEREBY GIVEN that J2 Communications, a California corporation (the "Grantor"), with an office located at 10850 Wilshire Boulevard, Suite 1000, Los Angeles California 90024, and James P. Jimirro, an individual (the "Secured Party") with an office located at 10787 Wilshire Blvd., Suite 1702, Los Angeles, CA 90024, have entered into a Security Agreement dated as of ___________ ___, 2002 (the "Security Agreement").

        Pursuant to the Security Agreement, the Grantor has conveyed, pledged, assigned and transferred to the Secured Party, and has granted to the Secured Party, a security interest in, (a) the registered patents, applications for registration of patents, and licenses of registered patents listed in Schedule A hereto, (b) the registered trademarks and service marks, applications for registration of trademarks and service marks, and licenses of registered trademarks and service marks listed in Schedule B hereto, together with the goodwill of the business symbolized thereby, (c) all actions for infringement concerning the foregoing, and (d) all receivables arising out of the foregoing, to secure the payment, performance and observance of the Obligations as defined in the Security Agreement.

        The Commissioner of Patents and Trademarks is requested to record this notice in its records.


Dated: ________________


                                            J2 COMMUNICATIONS


                                            By:__________________________
                                            Name: _______________________
                                            Title: ______________________

                                   SCHEDULE A
                                       TO
              NOTICE OF SECURITY INTEREST IN PATENTS AND TRADEMARKS
                                      FROM
                                J2 COMMUNICATIONS

1.      PATENTS.

PATENT TITLE        INVENTOR          REGISTRATION NO.        REGISTRATION DATE

NONE

2.      APPLICATIONS FOR FEDERAL REGISTRATION OF PATENTS.

PATENT              INVENTOR          SERIAL NO.              FILING DATE

NONE

                                   SCHEDULE B
                                       TO
              NOTICE OF SECURITY INTEREST IN PATENTS AND TRADEMARKS
                                      FROM
                                J2 COMMUNICATIONS

1. FEDERAL TRADEMARK AND SERVICE MARK REGISTRATIONS.

----------------------- --------------- ----------- -------------- ---------------- -----------
CURRENT OWNER           MARK            REG. NO.    REGISTRATION   DESCRIPTION OF   STATUS
                                        SER. NO.    DATE           GOODS/SERVICES
----------------------- --------------- ----------- -------------- ---------------- -----------
J2 Communications       NATIONAL        1,893,092   Registered:    Class 16:        Registered
                        LAMPOON'S                                  instruction
                        CHESS           74/437,015  05/09/1995     and user
                        MANIAC 5                                   manuals sold
                        BILLION AND                                in connection
                        1                                          with computer
                                                                   game programs
----------------------- --------------- ----------- -------------- ---------------- -----------
J2 Communications       NATIONAL        1,888,591   Registered:    Class 28:        Registered
                        LAMPOON'S                                  computer game
                        CHESS           74/442,321  04/11/1995     programs
                        MANIAC 5
                        BILLION AND
                        1
----------------------- --------------- ----------- -------------- ---------------- -----------
J2 Communications       NATIONAL        907,211     Registered:    First            Renewed
                        LAMPOON                     02/02/1971     Renewal:
                                        72/362,163                 05/28/1991
                                                                   Second Renewal:
                                                                   05/15/2001
                                                                   Class 16:
                                                                   magazine
----------------------- --------------- ----------- -------------- ---------------- -----------


2.      TRADEMARK AND SERVICE MARK APPLICATIONS FOR FEDERAL REGISTRATION.

TRADEMARK/SERVICE    DESCRIPTION OF       APPLICATION NO.      REGISTRATION DATE
MARK                 GOODS/SERVICES

NONE

                                   SCHEDULE A
                                       TO
                         NOTICE OF SECURITY INTEREST IN
                   AND COLLATERAL ASSIGNMENT OF COPYRIGHTS BY
                                J2 COMMUNICATIONS

1.      COPYRIGHT.

------------------- ----------------- ----------------- ------------ ---------------------
TITLE               DESCRIPTION       REG. NO.          REG. DATE    CLAIMANT
------------------- ----------------- ----------------- ------------ ---------------------
Heidi Miller's      Videocassette     PA-386-058        08/15/1988   J2 Communications
body sculpting
------------------- ----------------- ----------------- ------------ ---------------------
How to have a       Videocassette     PA-387-814        08/15/1988   J2 Communications
moneymaking
garage sale
------------------- ----------------- ----------------- ------------ ---------------------
Smart cookies       Videocassette     PA-388-027        08/15/1988   J2 Communications
don't crumble
------------------- ----------------- ----------------- ------------ ---------------------
Chef Paul           Videocassettes    PA-388-030        08/15/1988   J2 Communications
Prudhomme's
Louisiana kitchen
------------------- ----------------- ----------------- ------------ ---------------------
Franco Columbu's    Videocassette     PA-388-031        08/15/1988   J2 Communications
Superset shape-up
------------------- ----------------- ----------------- ------------ ---------------------
Tracy Scoggins'     Videocassette     PA-410-491        08/15/1988   J2 Communications
Tough stuff
------------------- ----------------- ----------------- ------------ ---------------------
Teen Steam          Videocassette     PA-411-068        08/15/1988   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
Ball talk:                                              04/25/1989   J2 Communications
baseball's voices   Videocassette     PA-418-830
of summer
------------------- ----------------- ----------------- ------------ ---------------------
Stand-up Reagan     Videocassette     PA-418-867        04/25/1989   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
Debby Boone's       Videocassettes    PA-455-172        02/19/1989   J2 Communications
Huga-long songs
------------------- ----------------- ----------------- ------------ ---------------------
Cybercops:          Web site          PA-1-000-987      08/02/2000   J2 Communications
episode 1.
------------------- ----------------- ----------------- ------------ ---------------------
Gunnerville High.   Web site          PA-1-003-663      08/02/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
Ain't no time.      Sound cassette    PAu-1-742-811     02/25/1993   J2 Communications
                    + lyrics sheet
------------------- ----------------- ----------------- ------------ ---------------------
Rainbow TV: the     Sound cassette    SR-276-732        01/20/2000   J2 Communications
all-inclusive
network.
------------------- ----------------- ----------------- ------------ ---------------------

------------------- ----------------- ----------------- ------------ ---------------------
TITLE               DESCRIPTION       REG. NO.          REG. DATE    CLAIMANT
------------------- ----------------- ----------------- ------------ ---------------------
Gunnerville High    Sound cassette    SR-276-734        01/20/2000   J2 Communications
School.

------------------- ----------------- ----------------- ------------ ---------------------
Editor's rant.      Sound cassette    SR-276-735        01/20/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
Apocalyptic Al.     Sound cassette    SR-276-746        01/20/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
Or we'll shoot      Sound cassette    SR-276-747        01/20/2000   J2 Communications
this dog.
------------------- ----------------- ----------------- ------------ ---------------------
Jenni.cam           Sound cassette    SR-276-748        01/20/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
NLBS.               Sound cassette    SR-276-750        01/20/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
Fantasy loser's     Sound cassette    SR-276-751        01/20/2000   J2 Communications
league.
------------------- ----------------- ----------------- ------------ ---------------------
National Lampoon    Book              TX-3-984-295      12/12/1994   J2 Communications
totally true
facts: a
brand-new
collection of
absurd but-true
real-life funny
stuff
------------------- ----------------- ----------------- ------------ ---------------------
National Lampoon's  Book              TX-4-051-392      11/02/1995   J2 Communications
truly twisted
cartoons:
if it's
tasteless, it's in
here
------------------- ----------------- ----------------- ------------ ---------------------
National Lampoon    Book              TX-4-171-211      12/22/1995   J2 Communications
presents true
facts: the
big book: the
complete,
unexpurgated
assembly of
amazing ads,
stupefying signs,
weird wedding
announcements,
and other
absurd-but-true
samples of real-
life funny stuff
------------------- ----------------- ----------------- ------------ ---------------------
National            Book              TX-4-254-012      10/17/1995   J2 Communications
Lampoon's white
bread snaps.
------------------- ----------------- ----------------- ------------ ---------------------
National Lampoon    Printout          TX-5-054-405      02/10/2000   J2 Communications
virtual candidate
2000.
------------------- ----------------- ----------------- ------------ ---------------------
Trash tattoo.       Page              TX-5-067-799      02/28/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------

------------------- ----------------- ----------------- ------------ ---------------------
TITLE               DESCRIPTION       REG. NO.          REG. DATE    CLAIMANT
------------------- ----------------- ----------------- ------------ ---------------------

------------------- ----------------- ----------------- ------------ ---------------------
Smash & grab.       Web site          TX-5-357-156      01/28/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
Jenni.cam.          Web site          TX-5-357-157      01/28/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
News on the march.  Web site          TX-5-357-158      01/28/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
Virtual candidate   Artwork for       VA-1-021-500      02/10/2000   J2 Communications
2000.               website
------------------- ----------------- ----------------- ------------ ---------------------
Enter this site     Photoprint        VA-1-058-221      01/28/2000   J2 Communications
or we'll shoot
this dog
------------------- ----------------- ----------------- ------------ ---------------------
Gunnerville High    Photoprint        VA-1-058-222      01/28/2000   J2 Communications
School.
------------------- ----------------- ----------------- ------------ ---------------------
Flashbacks.         Computer graphic  VA-1-058-223      01/28/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
Editor's rant.      Photoprint        VA-1-058-224      01/28/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
Apocalyptic Al      Computer          VA-1-058-225      01/28/2000   J2 Communications
                    Graphics
------------------- ----------------- ----------------- ------------ ---------------------
Adelphian Lodge.    Computer          VA-1-058-226      01/28/2000   J2 Communications
                    Graphics
------------------- ----------------- ----------------- ------------ ---------------------
Stick it to em.     Computer          VA-1-058-227      01/28/2000   J2 Communications
                    Graphics
------------------- ----------------- ----------------- ------------ ---------------------
Jenni.cam           Photoprint        VA-1-058-228      01/28/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
Rainbow TV -- the   Photoprints &     VA-1-058-229      01/28/2000   J2 Communications
all-inclusive       Computer
network.            graphics
------------------- ----------------- ----------------- ------------ ---------------------
Worldwide waste     Computer graphic  VA-1-058-230      01/28/2000   J2 Communications
of time.
------------------- ----------------- ----------------- ------------ ---------------------
Voyercam.           Computer graphic  VA-1-058-231      01/28/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
Trash tattoo.       Computer graphic  VA-1-058-232      01/28/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
Cybercops.          Computer graphic  VA-1-058-233      01/28/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
Gunnerville High    Computer graphic  VA-1-058-234      01/28/2000   J2 Communications
School.
------------------- ----------------- ----------------- ------------ ---------------------
NLBS.               Computer graphic  VA-1-058-235      01/28/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
Fantasy Loser's     Computer graphic  VA-1-058-236      01/28/2000   J2 Communications
League.
------------------- ----------------- ----------------- ------------ ---------------------
Smash & grab.       Computer graphic  VA-1-058-237      01/28/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------
The dregs           Web site          TX 5-092-744      01/28/2000   J2 Communications
------------------- ----------------- ----------------- ------------ ---------------------

2. APPLICATIONS FOR COPYRIGHT REGISTRATION.

COPYRIGHT TITLE              AUTHOR        APPLICATION NO.       FILING DATE

NONE

                               EXHIBIT 5(c)(v)(B)
                                     FORM OF
                         NOTICE OF SECURITY INTEREST IN
                     AND COLLATERAL ASSIGNMENT OF COPYRIGHTS

        NOTICE IS HEREBY GIVEN that J2 COMMUNICATIONS, a California corporation (the "Grantor"), with an office located at 10850 Wilshire Boulevard, Suite 1000, Los Angeles California 90024, and James P. Jimirro, an individual (the "Secured Party") with an office located at 10787 Wilshire Blvd., Suite 1702, Los Angeles, CA 90024 have entered into a Security Agreement dated as of ___________ ___, 2002 (the "Security Agreement"; terms defined in the Security Agreement and not otherwise defined herein are used herein as therein defined).

        To secure the Obligations described in the Security Agreement, Grantor grants and pledges to Secured Party a security interest in all of Grantor's right, title and interest in, to and under all Copyrights, whether now owned by or owing to, or hereafter acquired by or arising in favor of Grantor including without limitation all Copyrights listed on Schedule A, all Products related thereto, and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

        This security interest is granted in conjunction with the security interest granted to Secured Party under the Security Agreement. The rights and remedies of Secured Party with respect to the security interest granted hereby are in addition to those set forth in the Security Agreement, and those which are now or hereafter available to Secured Party as a matter of law or equity. Each right, power and remedy of Secured Party provided for herein or in the Security Agreement, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Secured Party of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement or the Security Agreement, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Secured Party, of any or all other rights, powers or remedies.


Dated: ________________


                                                   J2 COMMUNICATIONS


                                                   By:__________________________
                                                   Name: _______________________
                                                   Title: ______________________